Supplement dated October 13, 2014 to

Prospectuses dated May 1, 2014 for
Protective Advantage Plus Variable Life
Issued by United Investors Universal Life Variable Account
Protective Advantage II Variable Annuity
Issued by United Investors Annuity Variable Account
Prospectuses dated July 2, 2012 for
Protective Advantage I
Issued by United Investors Life Variable Account
 Protective Advantage Gold Variable Annuity
Issued by United Investors Advantage Gold Variable Account
Protective Titanium Investor Variable Universal Life
Issued by Titanium Universal Life Variable Account
Protective Titanium Investor Variable Annuity
Issued by Titanium Annuity Variable Account
Protective RetireMAP Variable Annuity
Issued by RetireMAP Variable Account
and
Prospectuses dated January 2, 2004 for
Capital No Load Variable Annuity, Capital Five Variable Annuity, and Capital Six Variable Annuity
Issued by First Variable Annuity Fund E
Prospectuses dated January 2, 2004 for
Capital Estate Builder VUL, Capital Solutions VUL, and Capital One Pay VUL
Issued by Separate Account VL of First Variable Life
Prospectus dated December 19, 2001 for
Individual Variable Annuity Policies
Issued by First Variable Annuity Fund A

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On June 3, 2014, Protective Life Corporation, a Delaware corporation ("PLC"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan ("Dai-ichi") and DL Investment (Delaware), Inc., a Delaware corporation and wholly-owned subsidiary of Dai-ichi ("DLI"), providing for the merger of DLI with and into PLC (the "Merger"), with PLC surviving the Merger as a wholly-owned subsidiary of Dai-ichi.

The Merger has been approved by the Boards of Directors of Dai-ichi and PLC and by the stockholders of PLC at a meeting held on October 6, 2014. It is expected to close by the end of 2014 or early 2015, subject to regulatory approvals in Japan and the U.S., and other customary closing conditions.

Protective Life Insurance Company (“Protective Life”) is a Tennessee corporation and a wholly-owned subsidiary of PLC. Under the terms of the Merger transaction, Protective Life will continue in its present role as the issuer of your contract, and will remain responsible for customer service and administration for all contracts and policies it has issued. All of your rights and benefits under your contract and Protective Life’s obligations under the contract will remain unchanged.

Dai-ichi, founded in 1902 and headquartered in Tokyo, Japan, is one of the top 20 global life insurers and operates throughout Japan, Australia, Vietnam, Indonesia, India and Thailand. PLC, whose primary subsidiary, Protective Life, was founded in 1907, is headquartered in Birmingham, Alabama, and offers a diverse portfolio of personalized products and services to meet the unique life insurance, retirement income and asset protection needs of individuals and families throughout the United States.